Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 1 dated August 7, 2015
to
Prospectus dated June 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated June 30, 2015, or the Prospectus. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

Transaction involving Our Sponsor, Adviser and Former Dealer Manager

The following should be read in conjunction with the following sections and pages of the Prospectus: in the section “Prospectus Summary” under the sub-heading “Our Investment Adviser” on page 14; in the section “Investment Objectives and Policies” under the sub-heading “Our Investment Adviser” on page 108; in the section “Certain Relationships and Related Party Transactions” under the heading “Affiliated Dealer Manager and Affiliated Soliciting Dealers” on page 142; and in the section “Plan of Distribution” under the sub-heading “About the Dealer Manager” on page 168 and all similar discussions appearing throughout the Prospectus:

“On August 6, 2015, our Sponsor entered into a transaction agreement, or the Transaction Agreement, with AMH Holdings (Cayman), L.P. , or AMH, a Cayman Islands exempted limited partnership and an affiliate of Apollo Global Management, LLC (NYSE: APO), which we refer to as, together with its consolidated subsidiaries, “Apollo”, and a newly-formed entity, AR Global Investments, LLC, a Delaware limited liability company, or AR Global. The Transaction Agreement provides that ARC will transfer to AR Global substantially all of the assets of its ongoing asset management business (including equity interests in its subsidiaries, which includes the parent of BDCA Adviser II, LLC, the Company’s investment adviser (the “Adviser”)). The Transaction Agreement also provides that AMH will contribute money and other assets to AR Global. Following the consummation of the transactions, or the Transactions, contemplated by the Transaction Agreement, AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. The business and affairs of AR Global will be overseen by a board of managers comprised of ten members, six of which will be appointed by AMH and four of which will be appointed by ARC. The Adviser is currently owned indirectly by ARC and following the Transactions will be owned indirectly by AR Global.

Also on August 6, 2015, RCS Capital Corporation, or RCS Capital, the parent of the Company’s former dealer manager and a company under common control with ARC, announced that it has entered into an agreement with an affiliate of Apollo to sell RCS Capital’s wholesale distribution division, including the former Dealer Manager, and certain related entities. Upon completion of the transaction, the former Dealer Manager will continue to operate as a stand-alone entity within AR Global. The current management team of the former Dealer Manager, which is led by William E. Dwyer III, will continue to operate the day-to-day functions of the business.

The various Transactions are subject to customary closing conditions and are expected to close in 2015. Upon the consummation of the Transactions, an “assignment,” within the meaning of the Investment Company Act of 1940, of the Investment Advisory and Management Services Agreement, or the Advisory Agreement, between the Company and the Adviser will occur, which will result in the termination of the Advisory Agreement in accordance with its terms. The Company’s independent directors unanimously gave an authorization to proceed with the Transactions, subject to any required regulatory approvals as well as approvals by the Company’s board of directors and shareholders, including approval of a new advisory agreement with the Adviser to go into effect after the Transaction with respect to the Adviser’s parent is completed.”

SEC Order Issued Regarding Application for Exemptive Relief

On August 7, 2015, the SEC issued an order, or the Order, granting exemptive relief to the Company and Business Development Corporation of America II, or BDCA II, to permit certain joint co-investment transactions in portfolio companies otherwise prohibited by the 1940 Act subject to certain conditions included in the related application for the Order, or the Application. The Application covers future affiliated business development companies, closed-end funds, and certain future affiliated investment Advisers for permitted co-investments.

Accordingly, the Prospectus is hereby amended as noted below.

Prospectus Summary

•	The following paragraphs and subheading are hereby added immediately prior to the sub-heading “Plan of Distribution” on page 15 of the Prospectus:

“Investment Committee

Our Adviser has established an investment committee, or the Investment Committee, that consists of Peter M. Budko and Robert K. Grunewald. The role of the Investment Committee is to monitor the performance of our Adviser with respect to our investment strategy, to monitor our investment portfolio and to monitor our compliance requirements related to our intention to qualify as a BDC and RIC. The Investment Committee intends to meet on a regular basis as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee expects to set and monitor operating policies and guidelines consistent with criteria our board of directors establishes. Our Adviser may change these policies or guidelines at any time without approval from our stockholders.

We have received an order from the SEC, which we refer to in this Prospectus as the exemptive relief, that permits us, subject to certain conditions, to participate with BDCA II in certain joint co-investment transactions originated by our Adviser or BDCA Adviser II, LLC, the investment adviser to BDCA II, or BDCA Adviser II. We refer to our Adviser and BDCA Adviser II collectively as the Advisers. Under the co-investment program described in our application for exemptive relief, as amended, we expect that co-investments between us and BDCA II will be the norm rather than the exception, as substantially all potential co-investments that are appropriate investments for BDCA II should also be appropriate investments for us. Accordingly, now that we have received exemptive relief, the Advisers will treat every potential investment that falls within our investment objectives and strategies as a potential investment opportunity for us, will determine the appropriateness of each such potential investment for co-investment by us, will provide to our Adviser, in advance, information about each potential investment that it deems appropriate for us and propose an allocation between us and BDCA II. Additional information regarding the operation of the co-investment program is set forth in the order for exemptive relief, which may be reviewed on the SEC’s website at www.sec.gov.”

•	The second and third bullet points under the sub-heading “Conflicts of Interest” on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:
“•	Our Adviser and its affiliates serve or may serve as investment adviser to funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those funds, the fulfillment of which might not be in the best interests of us or our stockholders. For example, our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. We have received the exemptive relief which permits us to make certain co-investments with affiliates that would otherwise be prohibited by the 1940 Act, subject to certain conditions;
•	To the extent permitted by the 1940 Act and interpretations of the SEC staff, our Adviser may determine it is appropriate for us and one or more other investment accounts managed by our Adviser or any of its affiliates to participate in an investment opportunity. Our exemptive relief permits us, subject to certain conditions, to participate in certain joint co-investment transactions with the Advisers or their affiliates, including BDCA. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, the Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate;”

Risk Factors

•	The risk factor “The time and resources that individuals and the executive officers of our Adviser devote to us may be diverted and we may face additional competition due to the fact that neither our Adviser nor its affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target” in the subsection “Risks Related to our Adviser and its Affiliates” beginning on page 44 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“Our Adviser and its affiliates will face conflicts of interest as a result of shared senior management and investment personnel with BDCA Adviser II, the investment adviser for an affiliated business development company. In addition, neither our Adviser nor its affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s senior management and investment personnel also serve in similar capacities for BDCA Adviser, the investment adviser for BDCA, another public, non-listed BDC, pursuant to an investment advisory and management services agreement between it and BDCA. Affiliates and executive officers of the Adviser currently manage other investment entities, including BDCs, mutual funds and several public non-listed REITs, and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. Further, our Adviser is not precluded from serving as or sharing senior management or investment personnel with any investment adviser to any affiliated or unaffiliated BDCs that may be formed in the future. We therefore share the officers, managers and other personnel of our Adviser with BDCA and, should our Adviser serve as investment adviser to future BDCs, with those BDCs as well. In serving in these dual capacities, the officers, managers and personnel of our Adviser may have obligations to BDCA or its investors, the fulfillment of which may not be in our best interests or the best interests of our stockholders. Because we have received the exemptive relief, we, BDCA II, and any other BDCs advised by the Advisers or their affiliates expect to make similar investments in the same portfolio companies. When this occurs, our Adviser may face conflicts of interest regarding the determination of whether to maintain or dispose of these investments in our portfolio and in the portfolios of other BDCs or other investment vehicles advised by our Adviser or with which our Adviser shares senior management and investment personnel, including BDCA II. We rely on our Adviser to manage the day-to-day activities and to implement our investment strategy. Certain senior management and investment personnel of our Adviser are presently, and in the future intend to continue to be, involved with the same responsibilities for BDCA II. Furthermore, we rely on our Adviser to identify investment opportunities and make investment recommendations. BDCA II relies on BDCA Adviser II to perform the same functions. As a result of these dual responsibilities, the officers, managers and personnel of our Adviser and those of BDCA Adviser II will devote only as much of their time to our business as our Adviser, BDCA Adviser II and its officers, managers and personnel determine is reasonably required, which may be substantially less than their full time.”

•	The following risk factor is hereby added immediately below the risk factor “Our Adviser and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.” in the subsection “Risks Related to our Adviser and its Affiliates” beginning on page 44 of the Prospectus:

“Our board of directors, including our independent directors, may face conflicts of interest in approving co-investment transactions entered into alongside BDCA.

The individuals that serve on our board of directors, including the independent directors, are the same individuals that serve on the board of directors of BDCA II. These individuals are responsible for managing our business and affairs and those of BDCA II, and owe fiduciary duties to both us and BDCA II. Our board of directors, including the independent directors, will face conflicts of interest in determining the terms of any co-investment transaction. We will not have the benefit of a disinterested review and approval of any co-investment transaction, and as a result, these co-investment transactions will be subject to greater scrutiny.”

•	The risk factor “Our ability to enter into transactions with our affiliates is restricted” in the subsection “Risks Related to our Adviser and its Affiliates” appearing on page 47 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is considered our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than selling securities we issue) from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Further, we may be prohibited from buying or selling any security from or to any portfolio company of, or co-investing with, a private equity fund managed by our Adviser without the prior approval of the SEC. However, we, our Adviser, and certain of our affiliates have received exemptive relief to permit us to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	The subheading “Exemptive Relief” and paragraph under this sub-heading on page 100 of the Prospectus in this section is hereby deleted in its entirety and replaced with the following:

“Exemptive Relief

On August 5, 2015, the SEC issued an order granting an application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act as filed with the SEC to co-invest in certain privately negotiated investment transactions with Business Development Corporation of America II, and any future BDCs that are advised by the Adviser or its affiliated investment advisers, or, collectively, our co-investment affiliates, subject to the satisfaction of certain conditions. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.”

Investment Objective and Policies

•	The following sub-heading and paragraph are hereby added immediately above the heading “Our Investment Adviser” appearing on page 108 of the Prospectus:

“Co-Investment Order

As a BDC, we are subject to certain regulatory restrictions in making our investments, including limitations on our ability to co-invest with certain affiliates. However, on August 5, 2015 we have received exemptive relief from the SEC that permits us, subject to certain conditions, to co-invest with BDCA II in certain transactions originated by BDCA II and/or the Advisers. The exemptive relief permits us, and certain of our directly or indirectly wholly-owned subsidiaries on one hand, and BDCA II, and/or certain of its affiliates, on the other hand, to co-invest in the same investment opportunities where such investment would otherwise be prohibited under Section 57(a)(4) of the 1940 Act. Under the co-investment program described in our application for exemptive relief, as amended, we expect that co-investments between us and BDCA II will be the norm rather than the exception, as substantially all potential co-investments that are appropriate investments for BDCA II should also be appropriate investments for us. Limited exceptions to co-investing will be based on available capital, diversification and other relevant factors. Accordingly, now that we have received exemptive relief, the Advisers will treat every potential investment that fits within our investment objectives and strategies that is evaluated by BDCA II as a potential investment opportunity for us, will determine the appropriateness of each potential investment for co-investment by us, will provide to our Adviser, in advance, information about each potential investment that it deems appropriate for us and propose an allocation between us and BDCA II. If our Adviser were to deem such potential co-investment transaction and proposed allocation appropriate for us, our Adviser will present the transaction and the proposed allocation to us to the members of our board of directors who are (i) not interested persons of us or BDCA II, and (ii) who do not have a financial interest in the proposed transaction or the proposed portfolio company, which directors are referred to as “Eligible Directors,” and BDCA Adviser II will present the transaction and the proposed allocation for BDCA II to the Eligible Directors of BDCA II’s board of directors. Each board, including a majority of the Eligible Directors of each board, will approve each proposed co-investment transaction and the allocation associated therewith prior to the consummation of any co-investment transaction. No independent director on our board of directors or BDCA II’s board of directors will have any direct or indirect financial interest in any co-investment transaction or any interest in any related portfolio company, other than through an interest (if any) in our or BDCA II’s securities, as applicable. Additional information regarding the operation of the co-investment program is set forth in the order for exemptive relief, which may be reviewed on the SEC’s website at www.sec.gov.”

In addition to the co-investment program described above and in the exemptive relief, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.”

Certain Relationships and Related Party Transactions

•	The seventh and eighth paragraphs below the subheading “Allocation of Adviser’s Time; Conflicts of Interest” appearing on page 143 of the Prospectus in this section are hereby deleted in their entirety and replaced with the following:

“Our Adviser and its affiliates serve or may serve as investment adviser to funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those funds, the fulfillment of which might not be in the best interests of us or our stockholders. For example, our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. We have received the exemptive relief from the SEC that permits us to make certain co-investments with affiliates that would otherwise be prohibited by the 1940 Act. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

To the extent permitted by the 1940 Act and staff interpretations, our Adviser may determine it appropriate for us and one or more other investment accounts managed by our Adviser or any of its affiliates to participate in an investment opportunity. To the extent required, we will seek exemptive relief from the SEC to engage in other types of co-investment transactions. There can be no assurance that we will obtain such exemptive relief and if we are unable to obtain such relief, we may be excluded from such investment opportunities.”

Regulation

•	The two paragraphs immediately above the sub-heading “Qualifying Assets” appearing on page 164 of the Prospectus in this section are hereby deleted in their entirety and replaced with the following:

“As a BDC, we are generally not permitted to invest in any portfolio company in which our Adviser, BDCA II or any of their affiliates currently have an investment or to make any co-investments with our Adviser, BDCA II or any of their affiliates without an exemptive order from the SEC. As described in more detail “Investment Objectives and Policies — Co-Investment Order,” however, on August 5, 2015 we have received exemptive relief from the SEC that permits us to co-invest with the Advisers or their affiliates, including BDCA II, in certain transactions originated by BDCA II, the Advisers or their affiliates.”

Amendments to Share Repurchase Program

•	The third paragraph under the subheading “Share Repurchase Program” in the section “Prospectus Summary” on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from principal repayments or other liquidation of debt and equity securities as of the end of the applicable period to repurchase shares. In addition, we do not expect to offer to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year. We have sought approval from the SEC to increase the maximum amount of repurchases annually from 10% to 20% of the weighted average number of shares outstanding in the prior calendar year but have yet to receive authorization to do so. We currently anticipate that we will offer to repurchase such shares at our net asset value per share as most recently disclosed on our quarterly report on Form 10-Q or annual report on Form 10-K. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. See “Share Repurchase Program” for more information.”

•	The last paragraph under the subheading “Liquidity and Capital Resources in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing on page 95 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“The Company may limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, as of September 30, 2013, the Company limited the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at our net asset value per share as most recently disclosed on its quarterly report on Form 10-Q or annual report on Form 10-K. The first quarterly tender offer commenced on September 12, 2012 and was completed on October 8, 2012.”

Share Repurchase Program

•	The disclosure under the heading “Share Repurchase Program” in this section beginning on page 178 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“We may, but do not currently intend to, list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in September 2012 and the repurchase occurred in connection with our October 1, 2012 closing. The following table reflects certain information regarding the quarterly tender offers that we have completed to date:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
September 12, 2012	October 8, 2012	0	$9.71	$0
December – 13, 2012	January 15, 2013	10,732	$9.90	$106.22
March 27, 2013	April 25, 2013	29,625	$10.18	$301.58
July 15, 2013	August 13, 2013	30,365	$10.18	$308.97
October 22, 2013	November 21, 2013	55,255	$10.36	$572.44
February 4, 2014	March 6, 2014	68,969	$10.36	$714.52
June 6, 2014	July 11, 2014	117,425	$10.36	$1,216.38
August 7, 2014	September 10, 2014	111,854	$10.36	$1,158.80
December 19, 2014	January 23, 2015	313,101	$10.36	$3,243.73
March 16, 2015	April 15, 2015	162,688	$10.36	$1,685.45

We will continue to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in our best interests or would violate applicable law. Under the MGCL, a Maryland corporation generally may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock. We have and anticipate continuing to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act.

The board may also consider one or more of the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We may limit the number of shares that we offer to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to offer to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year. We will offer to repurchase such shares on each date of repurchase at our net asset value per share as most recently disclosed on our quarterly report on Form 10-Q or annual report on Form 10-K. If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $1,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

In accordance with Rule 13-4 under the Exchange Act, any tender offer presented to our stockholders pursuant to the share repurchase program will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

In the event that our Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser, our Adviser will not tender its shares for repurchase as long as our Adviser remains our investment adviser.”